Exhibit 99.3
                                  ------------

                              ASSIGNMENT AGREEMENT


      ASSIGNMENT AGREEMENT, dated as of February 28, 2007 ("Assignment Agreement"), among COUNTRYWIDE HOME LOANS, INC. ("Assignor"), THE BANK OF NEW YORK ("Assignee"), not in its individual or corporate capacity, but solely as Corridor Contract Administrator for CWHEQ Home Equity Loan Trust, Series 2007-S1, pursuant to a Corridor Contract Administration Agreement (the "Corridor Contract Administration Agreement") dated as of February 28, 2007, and SWISS RE FINANCIAL PRODUCTS CORPORATION ("Remaining Party").

                              W I T N E S S E T H:
                              - - - - - - - - - -

      WHEREAS, effective as of February 28, 2007, Assignor desires to assign all of its rights and delegate all of its duties and obligations to Assignee under a certain Transaction (the "Assigned Transaction") as evidenced by a Confirmation with a Trade Date of February 22, 2007, whose SWISS RE FINANCIAL PRODUCTS CORPORATION reference number is 1291160, (the "Confirmation"), copy of which is attached hereto as Exhibit I;

      WHEREAS, Assignor and Remaining Party executed and delivered the Confirmation in connection with an ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement");

      WHEREAS, Assignee desires to accept the assignment of rights and assume the delegation of duties and obligations of the Assignor under the Assigned Transaction and the Confirmation, including any modifications that may be agreed to by Assignee and Remaining Party; and

      WHEREAS, Assignor desires to obtain the written consent of Remaining Party to the assignment, delegation, and assumption and Remaining Party desires to grant such consent in accordance with the terms hereof;

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Assignment and Assumption. Effective as of and from February 28, 2007 (the "Effective Date"), Assignor hereby assigns all of its rights and delegates all of its duties and obligations to Assignee and Assignee hereby assumes all Assignor's rights, duties, and obligations under the Assigned Transaction and the Confirmation arising on or after the Effective Date.

      2. Release. Effective as of and from the Effective Date, Remaining Party and Assignor hereby release one another from all duties and obligations owed under and in respect of the Assigned Transaction and the Confirmation, and Assignor hereby terminates its rights under and in respect of the Assigned Transaction; provided, that such release shall not affect Assignor's obligation to pay the Fixed Amount in accordance with the terms of the Assigned Transaction and the Confirmation.

      3. Limitation on Liability. Assignor and Remaining Party agree to the following: (a) The Bank of New York ("BNY") is entering into this Assignment Agreement solely in its capacity as Corridor Contract Administrator under the Corridor Contract Administration Agreement; and (b) in no case shall BNY (or any person acting as successor Corridor Contract Administrator under the Corridor Contract Administration Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Assignee under the terms of the Assigned Transaction, all such liability, if any, being expressly waived by Assignor and Remaining Party and any person claiming by, through or under either such party.

      4. Consent and Acknowledgment of Remaining Party. Remaining Party hereby consents to the assignment and delegation by Assignor to Assignee of all the rights, duties, and obligations of Assignor under the Assigned Transaction pursuant to this Assignment Agreement.

      5. Governing Agreement. The Assigned Transaction and the Confirmation shall form a part of, and be subject to, the ISDA Form Master Agreement, as if Assignee and Remaining Party had executed such agreement on the trade date of the Transaction (the "Assignee Agreement"). The Confirmation, together with all other documents referring to the ISDA Form Master Agreement confirming the transaction entered into between Assignee and Remaining Party, shall form a part of, and be subject to, the Assignee Agreement. For the purposes of this paragraph, capitalized terms used herein and not otherwise defined shall have the meanings assigned in the ISDA Form Master Agreement.

      6. Representations. Each party hereby represents and warrants to the other parties as follows:

      (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation;

      (b)   It has the power to execute and deliver this Assignment Agreement;
            and

      (c) Its obligations under this Assignment Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms.

      As of the Effective Date, each of Assignor and Remaining Party represents that no event or condition has occurred that constitutes an Event of Default, a Potential Event of Default or, to the party's knowledge, a Termination Event (as such terms are defined in the Confirmation and Assignee Agreement), with respect to the party, and no such event would occur as a result of the party's entering into or performing its obligations under this Assignment Agreement.

      7. Indemnity. Each of Assignor and Remaining Party hereby agrees to indemnify and hold harmless Assignee with respect to any and all claims arising under the Assigned Transaction prior to the Effective Date. Each of Assignee and Remaining Party (subject to the limitations set forth in paragraph 3 above) hereby agrees to indemnify and hold harmless Assignor with respect to any and all claims arising under the Assigned Transaction on or after the Effective Date.

      8. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      9. Notices. For the purposes of this Assignment Agreement and Section 12(a) of the ISDA Form Master Agreement of the Assigned Transaction, the addresses for notices or communications are as follows: (i) in the case of Assignor, Countrywide Home Loans, Inc., 4500 Park Granada, Mail Stop CH-143, Calabasas, California 91302, Attention: Darren Bigby, with a copy to the same address, Attention: Legal Department, or such other address as may be hereafter furnished in writing to Assignee and Remaining Party; (ii) in the case of Assignee, The Bank of New York, 101 Barclay Street, 8w, New York, New York 10286, Attention: Corporate Trust MBS Administration, CWHEQ, Series 2007-S1 or such other address as may be hereafter furnished in writing to Assignor and Remaining Party; and (iii) in the case of Remaining Party,

      Address:         55 East 52nd Street, New York, New York 10055
      Attention:       Head of Operations
      Telex No.        917-322-7201

      copy to:         55 East 52nd Street, New York, New York, 10055
      Attention:       Legal Department
      Telex No:        212-317-5474

      such other address as may be hereafter furnished in writing to Assignor and Assignee.

      10. Payments. All payments (if any) remitted by Remaining Party under the Assigned Transaction shall be made by wire transfer according to the following instructions:

      The Bank of New York
      New York, NY
      ABA # 021-000-018
      GLA # 111-565
      For Further Credit:  TAS A/C 540447
      Attn: Matthew Sabino
      Phone:  212-815-4800
      Fax:  212-815-3986

      11. Counterparts. This Assignment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first above written.

                                    COUNTRYWIDE HOME LOANS, INC.



                                    By: /s/ Darren Bigby
                                       -----------------------------------------
                                    Name:   Darren Bigby
                                         ---------------------------------------
                                    Title:  Executive Vice President
                                          --------------------------------------


                                    THE BANK OF NEW YORK, AS CORRIDOR CONTRACT
                                    ADMINISTRATOR FOR CWHEQ HOME EQUITY LOAN
                                    TRUST, SERIES 2007-S1



                                    By: /s/ Michelle Penson
                                       -----------------------------------------
                                    Name:   Michelle Penson
                                         ---------------------------------------
                                    Title:  Vice President
                                          --------------------------------------


                                    SWISS RE FINANCIAL PRODUCTS CORPORATION



                                    By: /s/ Shaun Lynch
                                       -----------------------------------------
                                    Name:   Shaun Lynch
                                         ---------------------------------------
                                    Title:  Authorized Signatory
                                          --------------------------------------

                     SWISS RE FINANCIAL PRODUCTS CORPORATION
                               55 East 52nd Street
                            New York, New York 10055
                    Fax: (917) 322-7201/Phone: (212) 407-7322


DATE:      February 28, 2007

TO:        Countrywide Home Loans, Inc. ("Party B")
           4500 Park Granada
           Calabasas, CA  91302

           Attention: Documentation Unit

FROM:      Swiss Re Financial Products Corporation ("Party A")

RE:        CORRIDOR TRANSACTION - Class A-1-A Certificates

Our Reference Number: 1291160

Dear Sir or Madam:

      The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Countrywide Home Loans, Inc. and Swiss Re Financial Products Corporation (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction").

This letter agreement constitutes a "Confirmation" and the definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions") as published by the International Swaps and Derivatives Association, Inc., ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. This Confirmation will be governed by and subject to the terms and conditions which would be applicable if, prior to the Trade Date, the parties had executed and delivered an ISDA Master Agreement (Multicurrency-Cross Border), in the form published by ISDA in 1992 (the "Master Agreement"), with the attached Schedule B as the Schedule to the Master Agreement and the modifications provided below (collectively, the "Agreement"). In the event of any inconsistency between the provisions of the Master Agreement and this Confirmation and the attached Schedule B, this Confirmation will govern.

Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, dated as of February 1, 2007, among CWHEQ, Inc., as depositor, CHL, as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee, with respect to the CWHEQ Home Equity Loan Trust, Series 2007-S1 (the "Pooling and Servicing Agreement").

In this Confirmation "Party A" means Swiss Re Financial Products Corporation and "Party B" means Countrywide Home Loans, Inc.

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into a Transaction that

(absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(i) Principal. In the case of Party A, and Party B it is acting as principal and not as agent when entering into the Transaction.

(ii) Non-Reliance. In the case of both parties, it is acting for its own account, it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(iii) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Agreement and the Transaction. It is also capable of assuming, and assumes, the financial and other risks of the Agreement and the Transaction.

(iv) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of that Transaction.


2. The terms of the particular Transaction to which this Confirmation relates are as follows:


    Notional Amount:                     The amount set forth on the attached
                                         Amortization Schedule, Schedule A

    Trade Date:                          February 22, 2007

    Effective Date:                      February 28, 2007

    Termination Date:                    January 25, 2009, subject to adjustment
                                         in accordance with the Following
                                         Business Day Convention.

Fixed Amounts:

    Fixed Rate Payer:                    Party B

    Fixed Rate Payer Payment Date:       February 28, 2007

    Fixed Amount:                        USD 19,000

Floating Amounts:

    Floating Rate Payer:                 Party A

    Cap Rate:                            With respect to any Calculation Period,
                                         the amount set forth for such period on
                                         Schedule A attached hereto under the
                                         heading Cap Rate (%)

    Floating Rate Payer Period End       The 25th day of each month, subject to
    Dates:                               adjustment in accordance with the
                                         Following Business Day Convention.

    Floating Rate Payer Payment Dates:   Two (2) Business Days prior to each
                                         Period End Date, commencing on March
                                         22, 2007

    Floating Rate Option:                USD-LIBOR-BBA; provided, however, that
                                         if the Floating Rate determined from
                                         such Floating Rate Option for any
                                         Calculation Period is greater an 9.000%
                                         then the Floating Rate for such
                                         Calculation Period shall be deemed to
                                         be 9.000%.

    Designated Maturity:                 One month

    Spread:                              None

    Floating Rate Day Count Fraction:    Actual/360

    Reset Dates:                         The first day of each Calculation
                                         Period.

    Compounding:                         Inapplicable

Business Days for payment:               New York

Calculation Agent:                       Party A; provided, however, that if an
                                         Event of Default occurs with respect to
                                         Party A, then Party B shall be entitled
                                         to appoint a financial institution
                                         which would qualify as a Reference
                                         Market-maker to act as Calculation
                                         Agent (such financial institution
                                         subject to Party A's consent).

3. Recording of Conversations

Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties, (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it, and (iii) agrees that recordings may be submitted in evidence in any proceedings relating to this Agreement or any potential Transaction.

4. Account Details:

    Account for payments to Party A:     JPMorgan Chase Bank
                                         SWIFT: CHASUS33
                                         Account of: Swiss Re Financial Products
                                         Account No.: 066-911184
                                         ABA# 021000021

     Account for payments to Party B:    As per Party B's standard settlement
                                         instructions.

5. Offices:

    The Office of Party A for this
    Transaction is:                      New York, NY

    The Office of Party B for this
    Transaction:                         New York, NY

6. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

  Please promptly confirm that the foregoing correctly sets forth the terms of the Transaction entered into between us by executing this Confirmation and returning it to us by facsimile to:

                     Swiss Re Financial Products Corporation
                      Attention: Derivatives Documentation
                    Fax: (917) 322-7201 Phone: (212) 407-7322


Swiss Re Financial Products              Accepted and confirmed as of the
Corporation                              date first written:

                                         Countrywide Home Loans, Inc.



By: /s/ Shaun Lynch                      By:  /s/ Darren Bigby
---------------------------------        ---------------------------------------
Name:   Shaun Lynch                      Name:    Darren Bigby
---------------------------------              ---------------------------------
Title:  Authorized Signatory             Title:   Executive Vice President
---------------------------------              ---------------------------------

Schedule A to the Confirmation dated as February 28, 2007
Re: Reference Number: 1291160

Between Swiss Re Financial Products Corporation and Countrywide Home Loans, Inc. ("Party B").

Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention


-------------------- ------------------- ------------------ --------------------
From and including    To but excluding     Notional Amount     Cap Rate (%)
                                                (USD)
-------------------- ------------------- ------------------ --------------------
     2/28/2007           3/25/2007          531,454,000          8.92032%
-------------------- ------------------- ------------------ --------------------
     3/25/2007           4/25/2007          516,974,827          7.17826%
-------------------- ------------------- ------------------ --------------------
     4/25/2007           5/25/2007          501,264,276          7.42014%
-------------------- ------------------- ------------------ --------------------
     5/25/2007           6/25/2007          483,866,742          7.17814%
-------------------- ------------------- ------------------ --------------------
     6/25/2007           7/25/2007          464,821,299          7.42002%
-------------------- ------------------- ------------------ --------------------
     7/25/2007           8/25/2007          444,174,540          7.17801%
-------------------- ------------------- ------------------ --------------------
     8/25/2007           9/25/2007          421,980,470          7.17794%
-------------------- ------------------- ------------------ --------------------
     9/25/2007           10/25/2007         398,300,344          7.41978%
-------------------- ------------------- ------------------ --------------------
    10/25/2007           11/25/2007         373,202,456          7.17777%
-------------------- ------------------- ------------------ --------------------
    11/25/2007           12/25/2007         346,761,865          7.41959%
-------------------- ------------------- ------------------ --------------------
    12/25/2007           1/25/2008          319,060,102          7.17757%
-------------------- ------------------- ------------------ --------------------
     1/25/2008           2/25/2008          290,188,925          7.17747%
-------------------- ------------------- ------------------ --------------------
     2/25/2008           3/25/2008          261,232,347          7.67844%
-------------------- ------------------- ------------------ --------------------
     3/25/2008           4/25/2008          233,028,314          7.17834%
-------------------- ------------------- ------------------ --------------------
     4/25/2008           5/25/2008          205,575,840          7.42074%
-------------------- ------------------- ------------------ --------------------
     5/25/2008           6/25/2008          178,854,030          7.17923%
-------------------- ------------------- ------------------ --------------------
     6/25/2008           7/25/2008          152,842,561          7.42166%
-------------------- ------------------- ------------------ --------------------
     7/25/2008           8/25/2008          127,521,665          7.18013%
-------------------- ------------------- ------------------ --------------------
     8/25/2008           9/25/2008          102,872,114          7.18058%
-------------------- ------------------- ------------------ --------------------
     9/25/2008           10/25/2008         78,875,208           7.42307%
-------------------- ------------------- ------------------ --------------------
    10/25/2008           11/25/2008         56,608,846           7.18150%
-------------------- ------------------- ------------------ --------------------
    11/25/2008           12/25/2008         35,014,039           7.42403%
-------------------- ------------------- ------------------ --------------------
    12/25/2008           1/25/2009          14,019,351           7.18243%
-------------------- ------------------- ------------------ --------------------

Schedule B to the Confirmation dated as of February 28, 2007
Re: Reference Number: 1291160

Between Swiss Re Financial Products Corporation ("Party A") and Countrywide Home Loans, Inc. ("Party B").


 Part 1. Termination Provisions.

(a) "Specified Entity" means in relation to Party A for the purpose of the
Agreement:

    Section 5(a)(v): None.
    Section 5(a)(vi): None.
    Section 5(a)(vii): None.
    Section 5(b)(iv): None.

    and in relation to Party B for the purpose of the Agreement:

    Section 5(a)(v): None.
    Section 5(a)(vi): None.
    Section 5(a)(vii): None.
    Section 5(b)(iv): None.

(b) "Specified Transaction" will have the meaning specified in Section 14 of the Agreement.

(c) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party B.

(d) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be inapplicable to Party B.

(e) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party B.

(f) The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the Agreement will be inapplicable to Party A and Party B.

(g) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party A and Party B.

(h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

(i) The "Automatic Early Termination" provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B

(j) Payments on Early Termination. For the purpose of Section 6(e) of the
Agreement:

    (i) Market Quotation will apply; and
    (ii) The Second Method will apply.

(k)   "Termination Currency" means United States Dollars.

(l) "Additional Termination Event" will not apply, except as provided in Part 5(k) hereof, any confirmation and in the Regulation AB Agreement as defined in
Part 5(m) hereof.

Part 2. Tax Representations.

    Payer Representations. For the purpose of Section 3(e) of the Agreement, Party A will make the following representation and Party B will not make the following representation:

    It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under
    Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

    Payee Representations. For the purpose of Section 3(f) of the Agreement, Party A makes the following representations:

      (i) Party A represents that it is a corporation organized under the laws of the State of Delaware.

      (ii) Party B represents that it is a "United States person" as such term is defined in Section 7701(a)(3) of the Internal Revenue Code of 1986, as amended.


Part 3. Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of the Agreement, Party A and Party B agree to deliver the following documents, as applicable:

(a) Tax forms, documents or certificates to be delivered are:

--------------------------------------------------------------------------------
Party Required to      Form/Document/Certificate        Date by Which
Deliver Document                                        to be Delivered
--------------------------------------------------------------------------------
Party A and Party B    Any form or document required   Promptly upon reasonable
                       or reasonably requested to      Demand by the other
                       allow the other party to make   party.
                       payments under the Agreement
                       without any deduction or
                       withholding for or on account
                       of any Tax, or with such
                       deduction or withholding at a
                       reduced rate.
--------------------------------------------------------------------------------

(b) Other documents to be delivered and covered by the Section 3(d) representation are:--

---------------- -------------------------- --------------------- --------------
                                                                  Covered by
Party required   Form/Document/or           Date by which to      Section 3(d)
to deliver       Certificate                be delivered          representation
---------------- -------------------------- --------------------- --------------
Party A          Certified copy of the      Concurrently with        Yes
                 Board of Directors         the execution and
                 resolution (or             delivery of the
                 equivalent authorizing     Confirmation.
                 documentation) which
                 sets forth the authority
                 of each signatory to the
                 Confirmation signing on
                 its behalf and the
                 authority of such party
                 to enter into
                 Transactions
                 contemplated and
                 performance of its
                 obligations hereunder.
---------------- -------------------------- --------------------- --------------

Party A          Incumbency Certificate     Concurrently with        Yes
and Party B      (or, if available the      the execution and
                 current authorized         delivery of the
                 signature book or          Confirmation unless
                 equivalent authorizing     previously delivered
                 documentation)             and still in full
                 specifying the names,      force and effect.
                 titles, authority and
                 specimen signatures of
                 the persons authorized
                 to execute the
                 Confirmation which sets
                 forth the specimen
                 signatures of each
                 signatory to the
                 Confirmation signing on
                 its behalf.
---------------- -------------------------- --------------------- --------------

Party A          The Guaranty of Swiss      Concurrently with        No
                 Reinsurance Company        the execution and
                 ("Swiss Re"), dated as     delivery of the
                 of the date hereof,        Confirmation.
                 issued by Swiss Re as
                 Party A's Credit Support
                 Provider (in the form
                 annexed hereto as
                 Exhibit A).
---------------- -------------------------- --------------------- --------------
Party B          The Pooling and            Concurrently with        No
                 Servicing Agreement.       the execution and
                                            delivery of the
                                            Confirmation.


---------------- -------------------------- --------------------- --------------

Part 4. Miscellaneous.

(a) Addresses for Notices. For the purposes of Section 12(a) of the Agreement:

      Addresses for notices or communications to Party A and to Party B shall be those set forth on the first page of the Confirmation.

(b) Process Agent. For the purpose of Section 13(c) of the Agreement:

      Party A appoints as its Process Agent: None.
      Party B appoints as its Process Agent: None.

(c) Offices. With respect to Party A, the provisions of Section 10(a) of the Agreement will apply.

(d) Multibranch Party. For the purpose of Section 10(c) of the Agreement:

      Party A is not a Multibranch Party.

      Party B is not a Multibranch Party.

(e) Credit Support Document. Details of any Credit Support Document: Guaranty of Swiss Re dated as of the date hereof in the form annexed hereto as Exhibit A.

(f) Credit Support Provider.

      Credit Support Provider means in relation to Party A: Swiss Re Credit Support Provider means in relation to Party B: None.

(g) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to conflicts of law provisions thereof).

(h) Netting of Payments. Subparagraph (ii) of Section 2(c) of the Agreement will apply to the Transaction evidenced by the Confirmation.

(i) "Affiliate" will have the meaning specified in Section 14 of the Agreement.

(j) Jurisdiction. Section 13(b) of the Agreement is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-": and
(ii) deleting the final paragraph thereof.

Part 5. Other Provisions.

(a) Modifications to the Agreement. Section 3(a) of the Agreement shall be amended to include the following additional representations after paragraph 3(a)(v):

        (vi) Eligible Contract Participant etc. It is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000 and the Transaction evidenced hereby has been the subject of individual negotiations and is intended to be exempt from, or otherwise not subject to regulation thereunder.

(b) Waiver of Right to Trial by Jury. Each party hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or any Transaction hereunder.

(c) Absence of Litigation. In Section 3(c) of the Agreement the words "or any of its Affiliates" shall be deleted.

(d) Tax Event. In Section 5(b)(ii)(y) of the Agreement the words ", or there is a substantial likelihood that it will," shall be deleted.

(e)   Fully-paid Party Protected.

      Notwithstanding the terms of Sections 5 and 6 of the Agreement, if Party B has satisfied its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B with respect to this Transaction shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party. For purposes of the Transaction to which this Confirmation relates, Party B's only payment obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(f)   Proceedings.

      Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against, CWHEQ Home Equity Loan Trust, Series 2007-S1, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day following indefeasible payment in full of the CWHEQ Home Equity Loan Trust, Series 2007-S1, Home Equity Loan Asset Backed Certificates, Series 2007-S1, Class A-1-A Certificates (the "Certificates").

(g)   Set-off.

      The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(h)   Section 1(c)

      For purposes of Section 1(c) of the Agreement, this Transaction shall be the sole Transaction under the Agreement.

(i)   [Reserved]

(j)   Amendment to ISDA Form.

      The "Failure to Pay or Deliver" provision in Section 5(a)(i) of the Agreement is hereby amended by deleting the word "third" in the third line thereof and inserting the word "first" in place thereof.

(k)   Regulation AB Compliance.

      Party A and Party B agree that the terms of the Item 1115 Agreement dated as of January 26, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, Inc., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Swiss Re Financial Products Corporation shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex B.

                                                                       Exhibit A
                                                                       ---------

                                    GUARANTY
                                    --------

To: The Bank of New York, not in its individual or corporate capacity, but solely as Corridor Contract Administrator for CWHEQ Home Equity Loan Trust, Series 2007-S1 (Class A-1-A Certificates) (the "Rated Securities").

1. The undersigned, SWISS REINSURANCE COMPANY, a Swiss company (the "Guarantor"), hereby absolutely and unconditionally guarantees the prompt payment as and when due of all obligations of its indirect, wholly-owned subsidiary SWISS RE FINANCIAL PRODUCTS CORPORATION, a Delaware corporation ("THE GUARANTEED SUBSIDIARY") under, in connection with or ancillary to a long form confirmation (Reference Number 1291160) dated as of February 28, 2007 between the Beneficiary and THE GUARANTEED SUBSIDIARY as amended or restated from time to time (the "Agreements") which support the issuance of the Rated Securities. In this Guarantee these obligations are referred to as the "Guaranteed Obligations". This Guarantee is given solely for the benefit of, and is enforceable only by, the Beneficiary or any trustee as assignee of the Beneficiary to which this Guarantee has been validly assigned in accordance with applicable law and who is acting as trustee for the investors in the Rated Securities.

2. This Guarantee constitutes a Guarantee of payment and not of collection and is not conditional or contingent upon any attempts to collect from, or pursue or exhaust any rights or remedies against, THE GUARANTEED SUBSIDIARY. A demand for payment hereunder may at the Beneficiary's option be made in writing addressed to the Chief Financial Officer of the Guarantor. This Guarantee is not however dependent in any way on the manner of the demand for payment. Delay in making a claim will not affect the Guarantor's obligations under this Guarantee unless the relevant legal limitation period has expired.

3. This Guarantee constitutes, and is intended by the Guarantor to constitute, an unlimited non-accessory undertaking (,,unbeschrankte, nicht akzessorische Verpflichtung") within the meaning of Article 111 of the Swiss Code of Obligations (,CO`) and is not a mere surety (,,Burgschaft") within the meaning of Article 492 et seq of the CO.

4. Notwithstanding any reference to the obligations of THE GUARANTEED SUBSIDIARY, the Guarantor's obligations under this Guarantee are its absolute and independent obligations as a primary obligor. Payment of a claim hereunder is required as soon as the Guaranteed Obligations are due and payable.

5. To the extent that any event or circumstance would give rise to any legal or equitable discharge, defence or other rights of the Guarantor under this Guarantee, but which event or circumstance would not give rise to any discharge, defence or other rights of THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby fully waives, subject to paragraph 7 below, such discharge, defence, or other rights and the Guarantor's liability hereunder shall continue as if such event or circumstance had not arisen.

6. The Guarantor further agrees, subject to paragraph 7 below, that to the extent that any event or circumstance gives rise to any legal or equitable discharge, defence or other rights available to both the Guarantor under the Guarantee and THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby agrees to waive such discharge, defense or other rights against the Beneficiary, until such time as all the Guaranteed Obligations in relation to the same event or circumstance have been fully met as required to protect investors in the Rated Securities.

7. Notwithstanding any other provision of this Guarantee, the Guarantor will have the right, prior to making any payment under this Guarantee, to (a) assert such rights of offset as are set forth in the Agreements to the extent that such rights relate to amounts due and payable by the Beneficiary to THE GUARANTEED SUBSIDIARY and not to amounts which are subject to dispute; and (b) defend manifestly fraudulent claims under this Guarantee made by the Beneficiary.

8. This Guarantee will continue in full force and effect in relation to all Guaranteed Obligations until all the Guaranteed Obligations have been satisfied in full. For the avoidance of doubt, all Guaranteed Obligations entered into by THE GUARANTEED SUBSIDIARY during the term of this Guarantee shall be honoured in accordance with this Guarantee and shall be binding on the Guarantor and its successors and assigns. This Guarantee may be amended only as necessary to reflect changes to the Guaranteed Obligations which are validly agreed to by the Beneficiary (or the trustee as assignee of the Beneficiary) in accordance with the terms of the Rated Securities, including any requirement to obtain the consent of some or all of the investors in the Rated Securities.

9. If any payment by THE GUARANTEED SUBSIDIARY is avoided, recaptured or reduced as a result of insolvency or any similar event affecting creditors rights generally having occurred in respect of THE GUARANTEED SUBSIDIARY, the Guarantor's liability under this Guarantee shall continue as if the avoided, recaptured or reduced payment had not occurred.

10. Upon payment by the Guarantor to the Beneficiary of any amount due under this Guarantee, the Guarantor shall be entitled to require the assignment to it of the rights of the Beneficiary against THE GUARANTEED SUBSIDIARY to the extent satisfied by such payment, and the Beneficiary will take at the Guarantor's expense such steps as the Guarantor may reasonably require to implement such assignment. The Guarantor shall not exercise any rights against THE GUARANTEED SUBSIDIARY which it may acquire in consequence of such payment and assignment unless and until all the Guaranteed Obligations to the Beneficiary shall have been paid in full.

11. This Guarantee is governed and will be construed in accordance with Swiss law. The exclusive place of jurisdiction for any legal proceeding hereunder shall be Zurich, Switzerland.


IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed in its name as of the 28th day of February, 2007.


                                        SWISS REINSURANCE COMPANY

                                   Annex A


      Item 1115 Agreement dated as of January 26, 2006 (this "Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation ("CHL"), CWABS, INC., a Delaware corporation ("CWABS"), CWMBS, Inc., a Delaware corporation ("CWMBS"), CWALT, Inc., a Delaware corporation ("CWALT"), CWHEQ, Inc., a Delaware corporation ("CWHEQ") and SWISS RE FINANCIAL PRODUCTS CORPORATION, as counterparty (the "Counterparty").

                                    RECITALS

      WHEREAS, CWABS, CWMBS, CWALT and CWHEQ each have filed Registration Statements on Form S-3 (each, a "Registration Statement") with the Securities and Exchange Commission (the "Commission") for purposes of offering mortgage backed or asset-backed notes and/or certificates (the "Securities") through special purpose vehicles (each, an "SPV").

      WHEREAS, from time to time, on the closing date (the "Closing Date") of a transaction pursuant to which Securities are offered (each, a "Transaction"), the Counterparty and CHL or an underwriter or dealer with respect to the Transaction, enter into certain derivative agreements (each, a "Derivative Agreement"), including interest rate or currency swaps, for purposes of providing certain yield enhancements that are assigned to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an "Administrator").

      NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

Section 1. Definitions

            Company Information: As defined in Section 4(a)(i).

            Company Financial Information: As defined in Section 2(a)(ii).

            Depositor: Means CWABS, CWMBS, CWALT or CWHEQ with respect to the related Registration Statement for which the entity of the registrant.

            GAAP: As defined in Section 3(a)(v).

            EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

            Exchange Act: The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

            Exchange Act Reports: All Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

            Master Agreement: The ISDA Master Agreement between the Counterparty and CHL, or if no such Master Agreement exists, the ISDA Master Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

            Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or
by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2. Information to be Provided by the Counterparty.

      (a)   Prior to printing the related Prospectus Supplement,

            (i) the Counterparty shall provide to the related Depositor such information regarding the Counterparty, as a derivative instrument counterparty, as is reasonably requested by the related Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB. Such information shall include, at a minimum:

                  (A)   The Counterparty's legal name (and any d/b/a);

                  (B)   the organizational form of the Counterparty;

                  (C) a description of the general character of the business of the Counterparty;

                  (D) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Counterparty which may have a material impact on the Counterparty's ability to perform under the related Derivative Agreement;

                  (E) a description of any affiliation or relationship between the Counterparty and any of the following parties:

                        (1) CHL (or any other sponsor identified to the Counterparty by CHL);

                        (2) the related Depositor (as identified to the Counterparty by CHL);

                        (3)   the SPV;

                        (4) Countrywide Home Loans Servicing LP (or any other servicer or master servicer identified to the Counterparty by CHL);

                        (5) The Bank of New York (or any other trustee identified to the Counterparty by CHL);

                        (6) any originator identified to the Counterparty by CHL;

                        (7) any enhancement or support provider identified to the Counterparty by CHL; and

                        (8) any other material transaction party identified to the Counterparty by CHL.

            (ii) if requested by the related Depositor for the purpose of compliance with Item 1115(b) with respect to a Transaction, the Counterparty shall:

                  (A) provide the financial data required by Item 1115(b)(1) or (b)(2) of Regulation AB (as specified by the related Depositor to the Counterparty) with respect to the Counterparty (or any entity that consolidates the Counterparty) and any affiliated entities providing derivative instruments to the SPV (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form; and

                  (B) if applicable, cause its accountants to issue their consent to the filing of such financial statements in the Registration Statement.

      (b)   Following the Closing Date with respect to a Transaction,

            (i) (I) no later than the 25th calendar day of each month, the Counterparty shall (i) notify the related Depositor in writing of (A) any material litigation or governmental proceedings pending against the Counterparty which may have a material impact on the Counterparty's ability to perform under the related Derivative Agreement or (B) any affiliations or relationships that develop following the Closing Date between the Counterparty and any of the parties specified in Section 2(a)(i)(E) (and any other parties identified in writing by the related Depositor) and (ii) provide to the related Depositor a description of such proceedings, affiliations or relationships as described in Section 2(b)(i)(I)(i); and

            (ii) if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement, within 5 Business Days of the release of any updated financial data, the Counterparty shall (1) provide current Company Financial Information as required under Item

                  1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form, and (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV;

            (iii) if the related Depositor requests Company Financial
                  Information from the Counterparty, for the purpose of compliance with Item 1115(b) of Regulation AB following the Closing Date, the Counterparty shall upon five Business Days written notice either (A), (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form, (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV and (3) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV or (B) assign the Derivative Agreement as provided below.

      (c) Prior to printing of any Prospectus Supplement, CHL and Depositor will inform the Counterparty of the scope and extent of the information that they need to receive from the Counterparty for use in the related Prospectus Supplement for the purpose of compliance with Item 1115 of Regulation AB (the "Scope of Information"). CHL and the Depositor acknowledge that the Counterparty need not undertake any review of the related Prospectus Supplement (other than with respect to the Company Information and/or the Company Financial Information) in connection with its provision of the Company Information and/or the Company Financial Information.

Section 3. Representations and Warranties and Covenants of the Counterparty.

      (a) The Counterparty represents and warrants to the related Depositor, as of the date on which information is first provided to the related Depositor under Section 2(a)(ii), Section 2(b)(ii) or Section 2(b)(iii)(A), that, except as disclosed in writing the related Depositor prior to such date:

            (i) The accountants who certify the financial statements and supporting schedules included in the Company Financial Information (if applicable) are independent registered public accountants as required by the Securities Act.

            (ii) If applicable, the financial statements included in the Company Financial Information present fairly the consolidated financial position of the Counterparty (or the entity that consolidates the Counterparty) and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and summary financial information included in the Company Financial Information present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Counterparty.

            (iii) The Company Financial Information and other Company
                  Information included or incorporated by reference in the Registration Statement (including through filing on an Exchange Act Report), at the time they were or hereafter are filed with the Commission, complied in all material respects with the requirements of Item 1115(b) of Regulation AB (in the case of the Company Financial Information) and, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (b) The Counterparty agrees that the terms of this Agreement shall be incorporated by reference into any Derivative Agreement so that each SPV who is a beneficiary of a Derivative Agreement shall be an express third party beneficiary of this Agreement.

Section 4. Indemnification; Remedies

      (a) The Counterparty shall indemnify CHL and the related Depositor, each person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such SPV, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

            (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' consent or other material provided in written or electronic form under Section 2 by or on behalf of the Counterparty (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company

                  Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

            (ii) any breach by the Counterparty of a representation or warranty set forth in Section 3(a) and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date, or any breach by the Counterparty of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to the Closing Date.

      (b)   (i)   Any failure by the Counterparty to deliver any information, report, certification, accountants' consent or other material when and as required under Section 2 or any breach by the Counterparty of a representation or warranty set forth in Section 3 and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date (or in the case of information needed for purposes of printing the Prospectus Supplement, the date of printing of the Prospectus Supplement), or any breach by the Counterparty of a representation or warranty pursuant to
                  Section 3 to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Additional Termination
                  Event (as defined in the Master Agreement) with the Counterparty as the sole Affected Party (as defined in the Master Agreement) under the Derivative Agreement. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment
                  (notwithstanding anything in the Derivative Agreement to the contrary).

            (ii) If the Counterparty has failed to deliver any information, report, certification or accountants' consent when and as required under Section 2, which continues unremedied for the lesser of ten calendar days after the date on which such information, report, certification or accountants' consent was required to be delivered or such period in which the applicable Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), and the Counterparty has not, at its own cost, within the period in which the applicable Exchange Act Report for which such information is required can be timely filed caused another entity (which meets any applicable ratings threshold in the Derivative Agreement) to replace the Counterparty as party to the Derivative Agreement that (i) has signed an agreement with CHL and the Depositors substantially in the form of this Agreement, (ii) has agreed to deliver any information, report, certification or accountants' consent when and as required under Section 2 hereof and (iii) is approved by the Depositor (which approval shall not be unreasonably withheld) and any rating agency, if applicable, on terms substantially similar to the Derivative Agreement, then an Additional Termination Event (as defined in the Master Agreement) shall have occurred with the Counterparty as the sole Affected Party. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

            (iii) In the event that the Counterparty or the SPV has found a replacement entity in accordance with Section 2(b)(ii), the Counterparty shall promptly reimburse the SPV for all reasonable incidental expenses incurred by the SPV, as such are incurred, in connection with the termination of the Counterparty as counterparty and the entry into a new Derivative Instrument. The provisions of this paragraph shall not limit whatever rights the SPV may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

      (c) CHL and the related Depositor shall indemnify the Counterparty, each person who controls the Counterparty (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon (A) any untrue statement of a material fact contained or alleged to be contained in the related Prospectus Supplement (other than the Company Information), or (B) the omission or alleged omission to state in related Prospectus Supplement (other than the Company Information) a material fact required to be stated in the Prospectus Supplement or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Section 5. Miscellaneous.

      (a)   Construction. Throughout this Agreement, as the context requires,
            (a) the singular tense and number includes the plural, and the plural tense and number includes the singular; (b) the past tense includes the present, and the present tense includes the past; and
            (c) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

      (b) Assignment. None of the parties may assign their rights under this Agreement without the prior written consent of the other parties. Subject to the foregoing, this

            Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

      (c) No Third-Party Benefits Except as Specified. None of the provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related SPV and any trustee of an SPV or any Administrator.

      (d) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

      (e) Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

      (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      (g) Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

      (h) Severability. Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

      (i) Integration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

            IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                 CWABS, INC.



                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                 CWMBS, INC.



                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                 CWALT, INC.



                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:



                                 CWHEQ, INC.



                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                 COUNTRYWIDE HOME LOANS, INC.



                                 By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                 SWISS RE FINANCIAL PRODUCTS CORPORATION



                                 By:  /s/ Philip A. Lotz
                                      ------------------------------------------
                                      Name:  Philip A. Lotz
                                      Title: President
                                             Swiss Re Financial Products Corp